UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gevo, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting of

GEVO, INC.

To Be Held On:

June 6, 2013 at 3:00 p.m.

at 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

Notice is hereby given that the Annual Meeting of Stockholders of Gevo, Inc. will be held at 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado on Thursday, June 6, 2013 at 3:00 p.m., local time.

You are receiving this communication because you held shares in Gevo, Inc. as of the close of business on April 8, 2013, the record date for the Annual Stockholder Meeting.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/26/13.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16912, where the following materials are available for view:

  • Notice of Annual Meeting of Stockholders

  • Proxy Statement

  • Form of Electronic Proxy Card

  • Annual Report

TO REQUEST MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Stockholder Meeting. Directions to the Gevo, Inc. Annual Stockholder Meeting are available in the Proxy Statement which can be viewed at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16912.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a voting card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3, 4 AND 5.

1. To elect the following three nominees as Class III members of the Company’s Board of Directors to serve for a three-year term: NOMINEES:	2.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 and the number of authorized shares of preferred stock from 5,000,000 to 10,000,000.

Gary W. Mize
Bruce A. Smith
Shai Weiss	3.	To amend and restate the Gevo, Inc. 2010 Stock Incentive Plan.

	4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

	5.	To approve an advisory (non-binding) resolution on the compensation of the Company’s named executive officers, as presented in the proxy statement.

Please note that you cannot use this notice to vote by mail.